UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2005

Palmetto Bancshares, Inc. (Exact name of registrant as specified in charter)

South Carolina	0-26016	74-2235055
State or other jurisdiction of incorporation	Commission File Number	IRS Employer I.D. number

301 Hillcrest Drive, Laurens, South Carolina		29360
Address of principal executive offices		Zip Code

(864) 984-4551
Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 1, 2005, Palmetto Bancshares, Inc. mailed to shareholders its quarterly shareholder earnings overview disclosing the results of operations and financial condition of the Company as of and for the three and nine months ended September 30, 2005.

For more information regarding this matter, see the shareholder earnings overview attached hereto as Exhibit 99.

Item 9.01.      Financial Statements and Exhibits

(c) Exhibits

99               Shareholder report mailed November 1, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALMETTO BANCSHARES, INC.

By:

/s/ L. Leon Patterson
L. Leon Patterson
Chairman and Chief Executive Officer

/s/ Paul W. Stringer
Paul W. Stringer
President and Chief Operating Officer
(Chief Accounting Officer)
Date:   November 1, 2005